Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
APRIL, 1997



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.6604%



        Excess Protection Level
          3 Month Average  5.11%
          April, 1997  4.07%
          March, 1997  5.88%
          February, 1997  5.38%


        Cash Yield                                  16.27%


        Investor Charge Offs                        4.55%


        Base Rate                                   7.66%


        Over 35 Day Delinquency                     4.27%


        Seller's Interest                           20.02%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $ 27,182,850,184.68


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 5,443,222,666.19